One Group® Investment Trust

Supplement dated December 13, 2004

to the Statement of Additional Information

dated May 1, 2004 as supplemented November 3, 2004

Valuation of Fixed Income Securities. The following paragraph follows the second paragraph on page 34 of the Statement of Additional Information under the heading “Valuation of the Portfolios.”

Fixed Income Securities. The Portfolios have changed the way they value fixed income securities. Specifically, the Security Valuation Procedures for the Portfolios have been amended to provide that fixed income securities shall be valued based upon bid prices (rather than the mean of bid and asked prices) received from independent pricing services approved by the Portfolios’ board of trustees. Generally, prices based on bid are lower than prices based on the mean of bid and asked.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE